Exhibit 99.2

ELEQT Ltd

Consolidated Financial Statements

For the year ending December 31, 2013

F-1

Report of Independent Registered Public Accounting Firm	F4

Consolidated Financial Statements

Balance Sheet	F5
Statement of Operations	F6
Statement of Cash Flows	F7
Statement of Stockholders’ Equity	F8
Notes to Financial Statements	F9-17

F-2

Consolidated Financial Statements

F-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders ELEQT Ltd

We have audited the accompanying consolidated balance sheet of ELEQT LTD. as of December 31, 2013, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ELEQT LTD. as of December 31, 2013, and the results of its operations, stockholders’ equity, and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements for 2013 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is dependent on raising capital to fund operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

BECKSTEAD & COMPANY

Henderson, NV

February 7, 2014

F-4

ELEQT LTD.

CONSOLIDATED BALANCE SHEET

As of December 31, 2013

2013

ASSETS
Current assets
Cash and cash equivalents	$146,468
Other current assets (note 6)	$214,404
Total current assets	360,872
Non-Current assets
Tangible fixed assets (note 4)	$9,076
Intangible fixed assets (note 5)	$454,408
Total non-current assets	463,483

Total assets	$824,355

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$79,945
Accrued expenses and other liabilities (note 7)	$483,518
Total current liabilities	563,463

Commitments and contingencies	-

Stockholders’ equity (note 8)

Common stock, $0.017 (GBP 0.01) par value, 11,468 shares issued and outstanding at December 31, 2013	$186
Additional paid in capital	$1,552,568
Accumulated deficit	$(1,291,862)
Total stockholders' equity	$260,892

Total liabilities and stockholders' equity	$824,355

The accompanying notes are an integral part of these financial statements.

F-5

ELEQT LTD..

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2013

For the
year
ended
31-Dec-13

Revenues (note 9)	$1,289,748

Expenses
Professional expenses (note 10)	$619,550
General expenses	$340,135
Marketing & sales expenses	$508,992
Rent expenses (note 11)	$165,084
Depreciation (note 4)	$4,797

Total operating expenses	$1,638,558

Operating loss before income taxes	$(348,810)
Currency exchange differences	$2,349

Net loss	$(351,159)

Basic and diluted net loss per common share (note 12)	$(30.62)

The accompanying notes are an integral part of these financial statements.

F-6

ELEQT LTD..

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2013

For the Year
ended
December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(351,159)
Adjustments for Depreciation	$4,797

Changes in components of working capital:
Decrease (increase) in other assets	$(33,534)
(Decrease) increase in accounts payable	$(18,966)
(Decrease) increase in accrued expenses/liabilities	$148,678
Net cash (used in) operating activities	$(250,184)

Cash flows from investing activities	$(242,533)
Investments in intangible assets
Cash flows (used in) from investing activities	$(242,533)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issue of common stock	$542,000
Net cash provided by financing activities:	$542,000

NET INCREASE IN CASH AND CASH EQUIVALENTS	$49,282
Cash and cash equivalents, beginning of period	$97,185
Cash and cash equivalents, end of period	$146,467

The accompanying notes are an integral part of these financial statements.

F-7

ELEQT LTD.

STATEMENTS OF STOCKHOLDERS’ EQUITY

For the period January 1, 2013 to December 31, 2013

	Common Stock Shares	Amount	Additional paid-in capital Amount	Accumulated deficit Amount	Shareholders' Equity Amount

Balance, December 31, 2012	10,726	174	1,010,580	(940,703)	70,051

Issue of shares	742	12	541,988		542,000

Net Loss				(351,159)	(351,159)

Balance, December 31, 2013	11,468	186	1,552,568	(1,291,862)	260,892

The accompanying notes are an integral part of these financial statements.

F-8

ELEQT LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Description of Business	• Eleqt Ltd. (the “Company”) was incorporated on the 29th of November 2011.

• The business of the Company is a social media platform company targeting high net worth individuals. The ELEQT social network opens a window into a new realm of luxury networking, offering connected and discerning HNW individuals the opportunity to access the best possible business opportunities, to engage with international peers, get involved in mutually beneficial corporate deals, and have access to even greater luxury lifestyle benefits. By encouraging individuality, creating introductions to top luxury brands and offering access to the world’s hottest events and locations.

• Revenues are derived from multiple revenue streams including off line events and promotions, committed advertising, banner advertising, license fees and others.

• These financial statements cover the period January 1, 2013 to December 31, 2013. The financial statements of the Company as of and for the period ended December 31, 2013 comprise the Company and its subsidiaries together referred to as the “Group”.

• The Company currently maintains its corporate office in 29 Portland Place, London, United Kingdom.

• The company has three active subsidiaries, as follows:

o The company owns 100% of the shares in Elysiants NV, a Curacao registered company, which serves as the main operational company and shared services center for the rest of the world and which in turn owns 100% of the shares in:

o Elysiants International BV, a Netherlands registered (holding) company owning certain territorial operating licenses and 70% of the shares in:

o Elysiants Hong Kong Ltd., a Hong Kong registered company, operating the ELEQT network in Hong Kong.

2.	Summary of Significant Accounting Policies	• Management is responsible for the fair presentation of the Company’s financial statements, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

	Use of Estimates	• The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used in the determination of depreciation and amortization, the valuation for non-cash issuances of common stock, and the website, income taxes and contingencies, among others.

F-9

Cash and Cash Equivalents	• The Company classifies as cash and cash equivalents amounts on deposit in the banks and cash temporarily in various instruments with original maturities of three months or less at the time of purchase.

Fair Value of Financial Instruments	• Statement of financial accounting standard FASB Topic 820, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Property, Website and Equipment; Depreciation and Amortization	• Property and computer equipment are stated at cost less accumulated depreciation. Expenditures for maintenance and repairs are charged to income as incurred. Additions, improvements and major replacements that extend the life of the asset are capitalized. The initial cost of the website has been capitalized. Once the site is considered operating, future costs to maintain the site will be expensed as incurred. The cost and accumulated depreciation and amortization related to assets sold or retired are removed from the accounts and any gain or loss is credited or charged to income in the period of disposal.

• The Company accounts for web site costs in accordance with FASB Topic 350 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and FASB Topic 350 “Accounting for Web Site Development Costs”. As a result, costs associated with the web site application and infrastructure development stage are capitalized. Amortization of costs commenced once the web site was ready for its intended use.

• For financial reporting purposes, depreciation and amortization is provided on the straight-line method over the estimated useful lives of depreciable assets. Financial reporting provisions for depreciation and amortization are generally based on the following annual rates and estimated useful lives:

Type of Asset	Rates	Years

Computer and equipment	20% - 33%	3 - 5 years
Website Development Costs	20%	5 years
Leasehold improvements
(or life of lease where applicable)	20% - 33%	3 - 5 years

Income Taxes	• The Company has not generated any taxable income, and, therefore, no provision for income taxes has been provided.

Revenue Recognition	• Revenues are derived from multiple revenue streams including online advertisements, member benefits and events.

• All sources of revenue are recorded pursuant to FASB Topic 605 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectability is reasonably assured.

F-10

Concentration of Credit Risk	• Financial instruments that potentially subject the Company to concentrations of Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places its cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal. At December 31, 2013 the Company did not have any uninsured cash deposits.

Impairment of Long-lived Assets	• The Company accounts for long-lived assets in accordance with the provisions of FASB Topic 360, Accounting for the Impairment of Long-Lived Assets. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Fair values are determined based on quoted market value, discounted cash flows or internal and external appraisals, as applicable. During 2013 the Company did not recognize an impairment charge.

Recent Accounting Pronouncements	• The Company has assessed all newly issued accounting pronouncements released during the year ended December 31, 2013, and have found none of them to have a material impact on the Company’s financial statements.

Foreign Currencies	• Functional and presentation currency: The individual financial statements of each entity in the consolidated group are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The consolidated financial statements are presented in United States Dollar (USD), which is also the Company’s functional currency.

• Foreign currency transactions: In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recorded in the functional currencies using the exchange rates prevailing at the dates of the transactions. At each balance sheet date, monetary items denominated in foreign currencies are translated at the rates prevailing on the balance sheet date. Non-monetary items carried at fair value that are denominated in foreign currencies are translated at the rates prevailing on the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not translated. Exchange differences arising on the settlement of monetary items, and on the translation of monetary items, are included in profit or loss for the period except for exchange differences arising on monetary items that form part of the consolidated group’s net investment in foreign operation. Exchange differences arising on monetary items that form part of the consolidated group’s net investment in foreign operation, where that monetary item is denominated in either the functional currency of the reporting entity or the foreign operation, are initially taken directly to the foreign currency translation reserve within equity until the disposal of the foreign operations, at which time they are recognised in profit or loss. Exchange differences arising on monetary items that form part of the Group’s net investment in foreign operation, where that monetary item is denominated in a currency other than the functional currency of either the reporting entity or the foreign operation, are recognised in profit or loss for the period. Exchange differences arising on monetary items that form part of the Company’s net investment in foreign operation, regardless of the currency of the monetary item, are recognised in profit or loss in the Company’s financial statements or the individual financial statements of the foreign operation, as appropriate. Exchange differences arising on the translation of non-monetary items carried at fair value are included in profit or loss for the period except for the differences arising on the translation of non-monetary items in respect of which gains and losses are recognised directly in equity. Exchange differences arising from such non-monetary items are also recognised directly in equity.

F-11

• Foreign operations: The results and financial position of foreign operations that have a functional currency different from the presentation currency (USD) of the consolidated financial statements are translated into USD as follows:

- Assets and liabilities for each balance sheet presented are translated at the closing rate prevailing at the balance sheet date;
- Income and expenses for each income statement are translated at average exchange rates for the year, which approximates the exchange rates at the dates of the transactions; and
- All resulting exchange differences are taken to the foreign currency translation reserve within equity.

3.	Going Concern	• The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business.

• As laid out in the company's strategy, the company is investing heavily in technology, organization, international roll-out and market share growth in order to become the world's leading exclusive social network. The company is in the early stages of its development and as a result, historically, the company has had operating losses, and negative cash flows from operations. The company and its subsidiaries have seen significant growth in revenue in every year of its existence and a steady improvement in net result. However, the company will seek to raise additional capital in order to further accelerate its growth. The successful completion of this may be adversely impacted by uncertain market conditions, changes in the competitive landscape and failure to reach certain milestones.

To address its financing requirements, the company will seek financing through debt and/or equity financings, asset sales, and rights offerings to new and existing shareholders. The outcome of these matters cannot be predicted at this time. Management expects that it will be able to acquire sufficient capital, both from its operating cash flow and from financing activities, to remain fully operational in the foreseeable future.

F-12

4.	Tangible assets	• Tangible assets consist of the following at December 31, 2013.

Movements during the period

	Automated Equipment	Office Equipment	Total

Cost
Balance as per January 1, 2013	$14,431	$3,764	$18,195
Investments	$-	$-	$-
Balance December 31, 2013	$14,431	$3,764	$18,195

Accumulated depreciation
Balance as per January 1, 2013	$(2,379)	$(1,940)	$(4,319)
Depreciation for the period	$(2,974)	$(1,824)	$(4,798)
Accum. depreciation December 31, 2013	$(5,353)	$(3,764)	$(9,117)

Bookvalue
Balance January 1, 2013	$12,052	$1,824	$13,876
Investments	$-	$-	$-
Depreciation	$(2,974)	$(1,824)	$(4,798)
Carrying amount per Dec. 31, 2013	$9,078	$-	$9,078

5.	Intangible assets	• Intangible assets consists of the following at December 31, 2013.

Website Development costs

Movements during the period

Cost
Balance as per January 1, 2013	$211,875
Investments	$242,533
Balance December 31, 2013	$454,408
Website development costs	$454,408
Accumuated amortization	$-
Carrying amount per December 31, 2013	$454,408

As per December 2013 the website was not available for use, therefore the development costs are not amortized.

F-13

6.	Other current assets	• Other current assets consist of the following at December 31, 2013.

31-12-2013
Trade receivables	$188.653
Other receivables	$25,751
Total	$214,404

Trade receivables
Trade receivables	$292,823
Allowance for bad debt	$(104,170)
Total	$188,653
Other receivables
Guarantee deposits	$25,751
Other receivables	$-
Total	$25,751

7.	Accrued expenses and other liabilities	• Accrued expenses and other liabilities consist of the following at December 31, 2013.

31-12-2013

Tax and social security premiums	$321,870
Personnel expenses payable	$72,290
Other payables	$89,358
$483,518

8.	Capital Stock Activity	Movements in shareholder's equity s are as follows

Balance as per January 1, 2013	$70,051
Issue of ordinary shares	$542,000
Result for the period	$(351,159)
Balance as per December 31, 2013	$260,892

During fiscal 2013, the company issued 742 shares of its GBP $0.01 par value common stock to investors for cash totaling $542,000.

The Company has issued a total of 11,468 shares as per December 31, 2013 of its GBP 0.01 par value common stock.

F-14

9.	Revenue	• Revenue consists of the following for the period January 1 through December 31, 2013.

2013
Brand Profile	$644,341
Hotspot	$155,679
Events	$276,330
Other income	$213,398
Total	$1,289,748

10.	Professional expenses	• Professional expenses consist of the following for the period January 1 through December 31, 2013.

2013
Salaries (including social security costs)	$401,307
Management Fees	$138,211
Contractors	$80,031
Total	$619,550

11.	Rent expenses	• Housing expenses consists of the following for the period January 1 through December 31, 2013.

2013
Rent	$133,948
Utilities	$20,891
Maintenance	$10,245
Total	$165,084

F-15

12.	Net Loss per Share of Common Stock	• The Company has adopted FASB Topic 260, "Earnings per Share," which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic loss per share of common stock is computed by dividing net loss by the number of shares of common stock outstanding by the end of the year. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. However, shares associated with convertible debt, stock options and stock warrants are not included because the inclusion would be anti-dilutive (i.e. reduce the net loss per common share). There were no anti-dilutive instruments

13.	Fair Value of Financial Instruments	Cash and Equivalents, Receivables, Other Current Assets, Accounts Payable, Accrued and Other Current Liabilities

The carrying amounts of these items approximated fair value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. To increase the comparability of fair value measures, Financial Accounting Standards Board (“FASB”) ASC Topic 820-10-35 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements).

Level 1—Valuations based on quoted prices for identical assets and liabilities in active markets.

Level 2—Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3—Valuations based on unobservable inputs reflecting our own assumptions, consistent with reasonably available assumptions made by other market participants. These valuations require significant judgment.

F-16

The application of the three levels of the fair value hierarchy under Topic 820-10-35 to our assets and liabilities are described below:

	Fiscal 2013 Fair Value Measurements
	Level 1	Level 2	Level 3	Total Fair Value
Liabilities
Short and long-term debt	$422,750	$-	$-	$422,750
Total	$422,750	$-	$-	$422,750

14.	Subsequent events	• Management of the Company has assessed all significant subsequent events through the date upon which the financial statements first became available for public release and have concluded that there have not been any material events or transactions that have occurred during this period.

F-17